UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 15, 2014

(Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 15, 2014, Abbott Investments Luxembourg S.à r.l., (the “Purchaser”), a wholly-owned subsidiary of Abbott Laboratories (“Abbott”), entered into an agreement (the “Transaction Agreement”) with Positron Limited (the “Stockholder”).  Under the terms of the Transaction Agreement, the Purchaser has agreed to offer to buy all of the outstanding ordinary shares of CFR Pharmaceuticals S.A., (the “Company”).  Following the completion of the tender offers to be made in Chile, the U.S., and, potentially, elsewhere, the Purchaser will buy from the Stockholder a 100% ownership interest in a holding company owning indirectly approximately 73% of the Company’s outstanding shares, for the same aggregate price that would have been payable if those shares had been tendered directly in the tender offers.  Upon completion of the transactions contemplated by the Transaction Agreement, Abbott will indirectly own the shares of the Company that are owned indirectly by the holding company plus the shares purchased through the tender offers.  The price payable pursuant to the Transaction Agreement values the equity of the Company at $2.9 billion.  The total transaction value, giving effect to the Company’s net debt, is approximately $3.3 billion.

Consummation of the transactions provided for in the Transaction Agreement is subject to customary conditions.

The Transaction Agreement includes customary representations, warranties, and covenants by the parties.

Item 7.01                                           Regulation FD Disclosure.

On May 16, 2014, Abbott issued a press release announcing the execution of the Transaction Agreement.  The press release is attached as Exhibit 99.1.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01                                           Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated May 16, 2014.

Private Securities Litigation Reform Act of 1995 — A Caution Concerning Forward-Looking Statements

Some statements in this Form 8-K may be forward-looking statements for the purposes of the Private Securities Litigation Reform Act of 1995.  Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated.  Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,” to Abbott’s Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2013 and are incorporated by reference.  Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: May 16, 2014	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated May 16, 2014.